SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): June 7, 2002

		PocketSpec Technologies Inc.
                                          ------------------
      (Exact name of registrant as specified in its charter)

               Colorado		0-28789	  84-1461919
          ---------------         -----------------------  	----------------
(State or  other  jurisdiction     (Commission      (IRS Employer
of incorporation)                      File Number)      Identification No.)


               3225 East 2nd Avenue, Denver CO    	80206
               --------------------------------------- 		---------
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303) 393-8020





























						FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1.Changes in Control of Registrant.
Not Applicable
Item 2.Acquisition or Disposition of Assets.
Not Applicable
Item 3.Bankruptcy or Receivership.
Not Applicable
Item 4. Changes in Registrant's Certifying Accountant.
On June 5, 2002, our Board of Directors voted to change our Certifying Accountants from Cordovano and Harvey, P.C. to Hein & Associates, LLP.
On June 6, 2002 Hein & Associates, LLP finalized their client background check and formally accepted us as a client for the fiscal 2003 audit. Cordovano and Harvey, P.C. has rendered opinions on our audit for the past two years. The change in Certifying Accountants was made so that we could utilize the specific accounting experience and expertise of Hein & Associates, LLP.

There were no disagreements between us and Cordovano and Harvey, P.C.
with respect to our accounting principals or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the former Certifying Accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. We have authorized Cordovano and Harvey, P.C. to respond fully to inquiries of Hein & Associates, LLP concerning our financial statements.

Item 5.Other Events
Not Applicable
Item 6.Resignation of Registrant's Directors.
Not Applicable
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Exhibit 16.1 Cordovano and Harvey, P.C. acknowledging termination of client Auditor relationship.
Exhibit 16.2 Cordovano and Harvey, P.C. letter acknowledging agreement with the statements made by us.
Item 8. Change in Fiscal Year.
Not Applicable
Item 9. Regulation FD Disclosure.
Not Applicable















					   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 2002              			PocketSpec Technologies Inc.


                                        		By: /s/ F. Jeffrey Krupka
                                        		(President)












































                               INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

16.1 Cordovano and Harvey, P.C. acknowledging termination of client auditor relationship.

16.2 Cordovano and Harvey, P.C. letter acknowledging agreement with the statements made by us.



EXHIBIT 16.1
                                CORDOVANO and HARVEY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                         	201 Steele Street, Suite 300
                             	DENVER, COLORADO 80206

June 6, 2002


Mr. F. Jeffrey Krupka
President
PocketSpec Technologies Inc.
3225 East 2nd Ave
Denver, Colorado 80206


Dear Mr. Krupka:

This is to confirm that the client-auditor relationship between PocketSpec Technologies Inc. and our firm, Cordovano and Harvey,
P.C. has ceased.

Very truly yours,
/s/
Cordovano and Harvey, P.C.


cc:    Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 Fifth Street, N.W.
         Washington, D.C. 20549


EXHIBIT 16.2


                                CORDOVANO and HARVEY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                         	201 Steele Street, Suite 300
                             	DENVER, COLORADO 80206

				June 7, 2002





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of PocketSpec Technologies Inc. dated June 7, 2002.



Very truly yours,
/s/
Cordovano and Harvey, P.C.